                                      N-CSR
                      COLUMBIA FLOATING RATE ADVANTAGE FUND

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-9709
                                                      --------

                      Columbia Floating Rate Advantage Fund
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


               One Financial Center, Boston, Massachusetts 02111
-------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Russell Kane, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
-------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-617-772-3363
                                                           --------------
                      Date of fiscal year end: 08/31/2003
                                               ----------
                      Date of reporting period: 08/31/2003
                                                ----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270,30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C, ss. 3507.

Item 1. Reports to Stockholders

                                    [GRAPHIC]



                               Columbia Floating
                              Rate Advantage Fund

                                 Annual Report
                                August 31, 2003

                          We are now Columbia Funds!

 INSIDE -- Management's discussion of the changes effective as of October 13,
                                     2003.

 President's Message

[PHOTO]



Dear Shareholder:

As you know, the fund you invest in has long been associated with a larger investment management organization. In the 1990s, it was affiliated with Liberty Financial, whose asset management companies included Colonial, Stein Roe and Newport. In 2001, these companies became part of the asset management division of FleetBoston Financial Corp, which you know as Columbia Management Group (CMG).

Earlier this year, six of the asset management firms that were brought together under the CMG umbrella were consolidated and renamed Columbia Management Advisors, Inc. On October 13, 2003, we took the natural next step forward in this process by changing the name of our funds from Liberty to Columbia. For example, Liberty Floating Rate Advantage Fund was changed to Columbia Floating Rate Advantage Fund. We have also modified certain fund names that existed under both the Liberty and Columbia brands.

As a result of these fund name changes, most fund CUSIP numbers have changed. (A CUSIP is a unique identification number assigned to each class of a mutual fund by the Committee on Uniform Security Identification Procedures.) However, ticker symbols have not changed. A list of new fund names and other information related to these changes are available online at www.columbiafunds.com, our new website address.

A consolidated identity
The consolidation of our management under a single organization and the renaming of our funds are part of a larger effort to create a consistent identity. Having taken these additional steps, we believe it will be easier for our shareholders to do business with us. All funds will be listed under the "Columbia" name in the mutual fund listings section of your newspaper (as long as they meet the newspaper's listing requirements). All service inquires will be handled by Columbia Funds Services, Inc., the new name of our shareholder service organization.

What will not change is our commitment to fund shareholders. We remain committed to providing the best possible customer service and to offering a wide variety of mutual funds to help you pursue your long-term financial goals. Should you have questions, please call shareholder services at 800-345-6611.

In the report that follows, your portfolio manager talks in depth about investment strategies and other factors that affected your fund's performance during the period. We encourage you to read the report carefully.

As always, we thank you for your business and we look forward to continuing to serve your investment needs.

Sincerely,

/s/ Joseph R. Palumbo

Joseph R. Palombo
President

  Net asset value per share as of 08/31/03 ($)

                                 Class A 11.22
                                 Class B 11.22
                                 Class C 11.22
                                 Class Z 11.22

  Distributions declared per share 09/01/02-08/31/03

                                  Class A 0.81
                                  Class B 0.77
                                  Class C 0.76
                                  Class Z 0.85

[LOGO] Not FDIC Insured May Lose Value
               No Bank Guarantee

Economic and market conditions change frequently.There is no assurance that the trends described in this report will continue or commence.

 Performance Information -- Columbia Floating Rate Advantage Fund

Value of a $10,000 investment
1/13/00 --8/31/03

 Performance of a $10,000 investment 1/13/00-08/31/03 ($)

                                 without        with
                               sales charge sales charge
                       ---------------------------------
                       Class A    12,569       12,129
                       ---------------------------------
                       Class B    12,418       12,278
                       ---------------------------------
                       Class C    12,353       12,353
                       ---------------------------------
                       Class Z    12,725          n/a

                                    [CHART]

               Class A shares         Class A shares        CSFB Leveraged
             without sales charge    with sales charge       Loan Index
             --------------------    -----------------       ----------
                    10,000                  9,650             10,000
01/31/2000          10,050                  9,698             10,097
02/29/2000          10,141                  9,787             10,130
03/31/2000          10,151                  9,795             10,050
04/30/2000          10,210                  9,853             10,086
05/31/2000          10,316                  9,955             10,171
06/30/2000          10,420                 10,055             10,233
07/31/2000          10,521                 10,153             10,307
08/31/2000          10,604                 10,233             10,359
09/30/2000          10,696                 10,322             10,393
10/31/2000          10,778                 10,400             10,398
11/30/2000          10,821                 10,442             10,421
12/31/2000          10,895                 10,514             10,494
01/31/2001          10,998                 10,613             10,557
02/28/2001          11,049                 10,663             10,647
03/31/2001          11,020                 10,634             10,660
04/30/2001          10,915                 10,533             10,615
05/31/2001          11,027                 10,641             10,742
06/30/2001          11,041                 10,654             10,755
07/31/2001          11,176                 10,785             10,782
08/31/2001          11,316                 10,920             10,868
09/30/2001          11,128                 10,739             10,660
10/31/2001          10,873                 10,493             10,494
11/30/2001          11,007                 10,622             10,659
12/31/2001          11,176                 10,784             10,769
01/31/2002          11,344                 10,947             10,829
02/28/2002          11,274                 10,879             10,788
03/31/2002          11,493                 11,090             10,913
04/30/2002          11,652                 11,245             11,029
05/31/2002          11,683                 11,274             11,022
06/30/2002          11,455                 11,054             10,855
07/31/2002          11,051                 10,664             10,690
08/31/2002          10,878                 10,497             10,659
09/30/2002          10,723                 10,347             10,683
10/31/2002          10,621                 10,249             10,540
11/30/2002          10,806                 10,427             10,721
12/31/2002          11,067                 10,680             10,889
01/31/2003          11,232                 10,839             11,036
02/28/2003          11,249                 10,855             11,094
03/31/2003          11,398                 10,999             11,129
04/30/2003          11,778                 11,366             11,287
05/31/2003          12,143                 11,718             11,438
06/30/2003          12,421                 11,986             11,599
07/31/2003          12,494                 12,057             11,679
08/31/2003          12,570                 12,130             11,704

Mutual fund performance changes over time. Please visit www.columbiafunds.com for daily performance updates.
Past performance is no guarantee of the future investment results. The principal value and investment returns will fluctuate, resulting in a gain or a loss on sale. The graph and table do not reflect the deduction of taxes a shareholder would pay on the fund distributions or redemption of the fund shares. The CSFB Leveraged Loan Index is an unmanaged index that tracks the performance of senior floating rate bank loans. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index. Index performance is from December 31, 1999.

Average annual total return as of 8/31/03 (%)
Share Class       A              B              C           Z
Inception      1/13/00        1/13/00        1/13/00     1/13/00
----------------------------------------------------------------
            without  with  without  with  without  with  without
             sales  sales   sales  sales   sales  sales   sales
            charge  charge charge  charge charge  charge charge
----------------------------------------------------------------
1-year       15.55  11.51   15.16  11.91   14.99  13.99   15.95
----------------------------------------------------------------
Life          6.50   5.46    6.14   5.81    5.99   5.99    6.86
----------------------------------------------------------------

Average annual total return as of 6/30/03 (%)
Share Class       A              B              C           Z
----------------------------------------------------------------
            without  with  without  with  without  with  without
             sales  sales   sales  sales   sales  sales   sales
            charge  charge charge  charge charge  charge charge
----------------------------------------------------------------
1-year        8.43   4.64    8.05   4.80    7.90   6.90    8.81
----------------------------------------------------------------
Life          6.46   5.37    6.10   5.75    5.95   5.95    6.82
----------------------------------------------------------------

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 3.50% sales charge for class A shares; the appropriate class B shares early withdrawal charge (EWC) for the holding period after purchase as follows: first year - 3.25%, second year - 3.00%, third year
- 2.00%, fourth year - 1.50%, fifth year - 1.00%, thereafter - 0%; and the class C shares EWC of 1.00% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

 Portfolio Managers' Report


                          30-day SEC yield as of 08/31/03

                                                            After
                                                      reimbursement (%)
                          Class A                           5.84
                          Class B                           5.73
                          Class C                           5.56
                          Class Z                           6.00

                          The 30-day SEC yield reflects the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the advisor or its affiliates had not waived certain fund expenses, the 30-day SEC yield would have been 5.60% for
                          Class A shares, 5.49% for Class B shares, 5.30% for Class C shares and
                          5.92% for Class Z shares.

                      Top 10 issuers as of 08/31/03 (%)

                      Comcast Cable Communications                4.0
                      Nextel Finance                              3.6
                      Century Cable Holdings                      3.6
                      Washington Group International              2.7
                      Calpine                                     2.2
                      Mission Energy Holdings                     2.1
                      Cricket Communications                      2.0
                      Olympus Cable Holdings                      1.9
                      Quorum Broadcasting                         1.9
                      Huntsman                                    1.8

                      Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there is no guarantee that the fund will continue to maintain these holdings in the future.

For the 12-month period ended August 31, 2003, class A shares of Columbia Floating Rate Advantage Fund returned 15.55% without sales charge. That was greater than the return of the fund's benchmark, the CSFB Leveraged Loan Index, which was 9.80% for the period. The fund also did better than the Lipper Loan Participation Loan Category average, which was 9.49%./1/ These high returns reflect an advantageous environment for all types of credit instruments. We believe the fund was able to outperform because of favorable sector allocation and security selection and also because of the positive effect of using leverage in a rising market.

A strong credit environment
Bank loans and other forms of credit were in high demand, especially during the past six months. From investment-grade corporate debt to high-yield bonds, we witnessed a sharp recovery from the weak credit markets of the previous two years. The corporate accounting scandals that dominated the headlines in 2002 had brought new credit issuance to a standstill. During 2003, however, the capital markets were once again open for a wide range of issuers. Corporate balance sheets improved and default rates declined from over 10% at the beginning of 2003 to 5.4% by mid-year.

As always, the use of leverage tends to exaggerate the trends of the underlying market. When the market was declining a year ago, the decline was magnified by our leverage. Since November of 2002, however, our one-quarter to one-third leveraged position added several percentage points to the fund's return.

Cable and wireless--a boon to performance
The fund's overweight in wireless communications and cable contributed significantly to its strong performance. Wireless Communications, which accounted for 10.0% of the net assets on August 31, was hit disproportionately hard in 2002, with many issues trading at discounts of 30-45% of par. Since then, the industry has staged a strong recovery. Many wireless companies took advantage of their improved operating performance and prevailing low interest rates by bringing high-yield bonds to market, thereby improving their capital structure. In many cases, they even repaid bank debt at 100 cents on the dollar. Holdings such as Centennial Cellular and Western Wireless (0.4% and 0.5% of net assets, respectively) were especially strong performers./2/
------------
/1/ Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.
/2/ Holdings are disclosed as of August 31, 2003, and are subject to change.

Cable Television, which constituted 13.3% of the fund's net assets at period end, also rebounded from difficult times. Following the Adelphia bankruptcy in 2002, mergers and acquisitions activity came to a halt, and subscriber bases became difficult to value. Over the past six to nine months, however, a series of these types of transactions and other asset sales took place. Although the subscriber values implied by these transactions were down from their peak, they were also greater than what the depressed market was suggesting. Adelphia, the bellwether for an industry on the mend, remains an important holding for the fund because of our position in its wholly-owned subsidiaries, Century Cable and Olympus Cable (3.6% and 1.9% of net assets, respectively).

              /s/ Brian Good            /s/ Jim Fellows

Brian Good and Jim Fellows have been portfolio managers of the Columbia Floating Rate Advantage Fund since its inception in January 2000.


 Just like any other investment, floating rate loan investments present financial risks. Defaults on the loans in the portfolio could reduce the fund's net asset value (NAV) and its distributions, as could nonpayment of scheduled interest and principal. Prepayment of principal by a borrower could mean that the fund managers have to replace the loan with a lower-yielding security, which could affect the valuation of the portfolio's holdings.
 The fund is a continuously offered, closed-end management investment company and provides limited liquidity through a quarterly tender offer for between 5% and 25% of outstanding shares. Each quarter, the fund's trustees must approve the actual tender amount. Please read the prospectus carefully for more details.
 The use of leverage for investment purposes creates opportunities for greater total returns, but at the same time involves certain risks, such as greater volatility of the NAV of the fund's shares and the nonpayment of dividends. The fund may invest a high percentage of assets in a limited number of loans, so the default of any individual holding can have a greater impact on the fund's NAV than could a default in a more diversified portfolio.
 Unlike floating rate loans, some fixed-income investments may be covered by FDIC insurance or other guarantees relating to timely payment of principal and interest. Some may also provide tax benefits.

 Portfolio quality breakdown (%)
 as of 08/31/03 (dollar-weighted)

                                    [CHART]

Baa3    3.3
Ba1     3.5
Ba2     6.4
Ba3    19.6
B1     19.2
B2     10.3
B3     12.1
Caa1    3.4
Caa2    2.0
Ca      1.6
NR      8.8
Other   9.8


Quality breakdowns are calculated as a percentage of total investments. Because the fund is actively managed, there is no guarantee that the fund will continue to maintain these quality breakdowns in the future.

 Top 5 sectors as of 08/31/03 (%)
                                     [CHART]

Cable television           13.3
Wireless communications    10.0
Healthcare services         6.2
Electric utilities          6.0
Movies/Entertainment        5.7





Sector breakdowns are calculated as a percentage of net assets. Because the fund is actively managed, there is no guarantee that the fund will continue to maintain this breakdown in the future.

 Investment Portfolio

August 31, 2003

              Variable Rate Senior
              Loan Interests (a) - 111.3%         Par        Value
              ----------------------------------------------------
              Aerospace/Defense - 1.4%
              Integrated Defense Technologies,
               Term Loan B       03/04/08 $   946,194 $    942,612
              Vought Aircraft Industries, Inc.:
               Term Loan B       06/30/07     216,435      212,827
               Term Loan C       06/30/08   1,334,577    1,332,358
               Term Loan X       12/31/06     847,637      845,511
                                                      ------------
                                                         3,333,308
                                                      ------------

              Auto Parts - 3.4%
              142466 Ontario Ltd.,
               Term Loan B       08/10/07   2,365,119    2,370,707
              Accuride Corp.,
               Term Loan C       01/21/07   1,000,000    1,002,751
              Federal-Mogul Corp.: (b)
               Supplemental
               Revolver          02/24/04   1,328,381    1,321,717
               Term Loan C       02/24/04     573,404      571,966
              TRW Automotive Acquisitions Corp.,
               Term Loan C1      02/28/11   2,000,000    2,007,774
              United Components, Inc.,
               Term Loan B       06/30/10   1,000,000    1,008,330
                                                      ------------
                                                         8,283,245
                                                      ------------

              Broadcasting - 5.3%
              Comcorp Broadcasting, Inc.,
               Term Loan A2      03/31/04   1,813,479    1,804,412
              Gray Television, Inc.,
               Incremental Term
               Loan              12/31/10   2,085,000    2,102,738
              Quorum Broadcasting Co., Inc.:
               Revolver          12/31/04   1,392,365    1,343,629
               Term Loan C       12/31/04   1,481,752    1,429,859
               Term Loan B       12/31/04   1,983,293    1,938,627
              UPC Financing Partnership,
               Term Loan C2      03/31/09   5,000,000    4,419,838
              White Knight Broadcasting, Inc.,
               Term Loan A2      09/15/03     186,521      185,588
                                                      ------------
                                                        13,224,691
                                                      ------------

              Building Products - 1.2%
              Outsourcing Solutions, Inc., (d)
               Term Loan B       06/10/06   2,408,750    1,541,600
              Tapco International Corp.:
               Term Loan B       06/23/07     854,552      856,103
               Term Loan C       06/23/08     611,097      612,200
                                                      ------------
                                                         3,009,903
                                                      ------------

              Business Services - 0.8%
              HQ Global, (c)
               Term Loan B       11/06/05   1,849,805      735,060

                                                 Par        Value
              ---------------------------------------------------
              NATG Holdings LLC: (d)
               Revolver A       01/23/05 $   131,418 $    131,434
               Term Loan A      01/23/09     127,805      102,238
               Term Loan B1     01/23/10      86,523       69,214
               Term Loan B2     01/23/10      43,771       43,769
              Pacer International, Inc.,
               Term Loan        06/10/10     929,412      938,201
                                                     ------------
                                                        2,019,916
                                                     ------------

              Cable Television - 13.3%
              Bresnan Communications LLC,
               Term Loan B      12/31/07   3,500,000    3,583,490
              Century Cable Holdings LLC,
               Term Loan        06/30/09  10,500,000    8,808,239
              Charter Communications Operating LLC:
               Term Loan A      09/18/07   1,006,250      923,221
               Term Loan B      03/18/08   3,273,123    3,076,133
              Comcast Cable Communications,
               Term Loan        11/18/06  10,000,000    9,958,782
              CSC Holdings, Inc., (b)
               Revolver         06/30/06   1,960,000    1,827,810
              Olympus Cable Holdings LLC:
               Term Loan A      06/30/10   3,000,000    2,580,000
               Term Loan B      09/30/10   2,500,000    2,184,375
                                                     ------------
                                                       32,942,050
                                                     ------------

              Casinos/Gambling - 5.0%
              Aladdin Gaming LLC: (c)
               Term Loan A      02/25/05   4,000,000    3,200,000
               Term Loan B      08/26/06   1,250,000    1,015,625
              Alliance Gaming Corp.,
               Term Loan        09/04/09   3,456,250    3,481,706
              Ameristar Casinos, Inc.,
               Term Loan B      12/20/06     874,280      877,022
              Marina District Finance Co., Inc.,
               Term Loan A      12/31/07   3,750,000    3,747,532
                                                     ------------
                                                       12,321,885
                                                     ------------

              Chemicals - 2.7%
              Huntsman Corp. LLC:
               Term Loan A      03/31/07   3,379,041    3,004,887
               Term Loan B      03/31/07   1,653,378    1,470,170
              Huntsman International LLC:
               Term Loan B      06/30/07     284,713      285,799
               Term Loan C      06/30/08     245,829      246,708
              Messer Griesheim Industries, Inc.:
               Term Loan B      04/27/09     526,219      529,720
               Term Loan C      04/27/10     757,385      763,212
              Noveon, Inc., (b)
               Term Loan B      12/31/09     338,213      340,278
                                                     ------------
                                                        6,640,774
                                                     ------------

See notes to investment portfolio.

August 31, 2003

                Variable Rate Senior
                Loan Interests (a) (continued)Par.        Value
                -----------------------------------------------
                Coal - 0.6%
                Headwaters, Inc.,
                 Term Loan B  08/30/07 $ 1,481,952 $  1,506,718
                                                   ------------

                Consumer Services - 1.1%
                Alderwoods Group, Inc.:
                 Note 5 Year  01/02/07     254,887      258,710
                 Note 7 Year  01/02/09     528,100      565,067
                Knowledge Learning Corp.,
                 Term Loan B  05/15/10   1,970,000    1,952,753
                                                   ------------
                                                      2,776,530
                                                   ------------

                Consumer Specialties - 3.5%
                Church & Dwight Co., Inc.,
                 Term Loan B  09/30/07     544,666      548,569
                Johnson Diversey, Inc.,
                 Term Loan B  11/03/09   2,310,000    2,323,900
                Neptune Technology Group, Inc.,
                 Term Loan B  03/31/10   1,947,368    1,977,613
                Playtex Products, Inc.
                 Term Loan C  05/31/09   1,492,424    1,493,975
                United Industries Corp.,
                 Term Loan B  01/20/06   2,297,987    2,304,702
                                                   ------------
                                                      8,648,759
                                                   ------------

                Containers/Packaging - 2.2%
                Graphic Packaging International, Inc.,
                 Term Loan B  08/09/10   4,000,000    4,021,203
                Pliant Corp.,
                 Term Loan B  05/31/08   1,460,690    1,456,684
                                                   ------------
                                                      5,477,887
                                                   ------------

                Diversified Commercial Services - 0.5%
                Transcore Holdings, Inc.,
                 Term Loan B  10/01/06   1,142,980    1,148,983
                                                   ------------

                Diversified Manufacturing - 4.5%
                Amsted Industries, Inc.,
                 Term Loan    10/15/10   3,000,000    3,041,106
                Enersys, Inc.,
                 Term Loan B  11/09/08   1,457,547    1,462,078
                Jason, Inc.,
                 Term Loan B  06/30/07   1,351,196    1,289,009
                Polymer Group, Inc.,
                 Term Loan    12/31/06   2,593,219    2,492,732
                Polypore, Inc.:
                 Term Loan B  12/31/06     984,772      994,624
                 Term Loan C  12/31/07     968,750      976,799
                Superior Telecom, Inc., (c)
                 Term Loan B  05/27/04   2,384,316      822,589
                                                   ------------
                                                     11,078,937
                                                   ------------

                                               Par        Value
                -----------------------------------------------
                Electric Utilities - 6.0%
                Calpine Corp.,
                 Second Lien  07/16/07 $ 5,700,000 $  5,400,527
                Mission Energy Holdings Co.:
                 Term Loan A  07/02/06   2,467,532    1,375,614
                 Term Loan B  07/02/06   7,032,468    3,879,481
                Northwestern Corp.,
                 Term Loan    12/01/06   2,487,500    2,482,281
                Westar Energy, Inc.,
                 Term Loan    06/05/05   1,680,255    1,688,651
                                                   ------------
                                                     14,826,554
                                                   ------------

                Electronic Components - 1.3%
                Viasystems, Inc.,
                 Term Loan B  09/30/08   3,713,009    3,184,115
                                                   ------------

                Engineering & Construction - 3.0%
                URS Corp.,
                 Term Loan B  08/22/08     873,047      878,615
                Washington Group International, (b)
                 Revolver B   07/23/04   6,500,000    6,555,537
                                                   ------------
                                                      7,434,152
                                                   ------------

                Environmental Services - 1.5%
                Allied Waste North America, Inc.:
                 Tranche A    01/15/10   1,000,000    1,007,084
                 Tranche C    01/15/10   1,000,000    1,006,871
                Environmental Systems Products Holdings,
                 Tranche 1    12/31/04   1,692,529    1,692,502
                                                   ------------
                                                      3,706,457
                                                   ------------

                Farming/Agriculture - 0.4%
                Scotts Company,
                 Term Loan B  12/31/07     925,879      932,816
                                                   ------------

                Finance Companies - 0.2%
                Finova Group, Inc.,
                 Note         05/15/09   1,490,000      588,550
                                                   ------------

                Food Chains - 0.8%
                Buffets, Inc.,
                 Term Loan    06/30/09     609,463      607,909
                Domino's, Inc.,
                 Term Loan    06/25/10   1,377,049    1,389,619
                                                   ------------
                                                      1,997,528
                                                   ------------

See notes to investment portfolio.

August 31, 2003

              Variable Rate Senior
              Loan Interests (a) (continued)      Par        Value
              ----------------------------------------------------
              Food Manufacturing - 4.6%
              Burns Philp, Inc.,
               Term Loan         02/26/09 $ 2,164,575 $  2,215,209
              Commonwealth Brands, Inc.,
               Term Loan         08/28/07   1,388,750    1,396,342
              Constellation Brands, Inc.,
               Term Loan B       11/30/08   1,277,283    1,290,541
              Interstate Bakeries,
               Tranche A         07/19/06   1,000,000      997,482
              Interstate Brands Corp.,
               Term Loan B       07/19/07     955,190      957,906
               Term Loan C       07/19/07   2,955,038    2,955,819
              Merisant Co.,
               Term Loan B       01/11/10     950,000      958,881
              Michael Foods, Inc.,
               Term Loan B       04/10/08     668,732      672,129
                                                      ------------
                                                        11,444,309
                                                      ------------

              Healthcare Services - 6.0%
              Ameripath, Inc.,
               Term Loan         03/27/10   3,491,250    3,527,758
              Concentra Operating Corp.,
               Term Loan         06/30/09   2,333,000    2,343,868
              Fresenius Medical Care, Inc.,
               Term Loan C       02/21/10   1,300,000    1,305,680
              Medex, Inc.,
               Term Loan         05/30/09   2,000,000    2,013,317
              Pacificare Health Systems, Inc.,
               Term Loan         06/03/08   1,000,000    1,007,069
              PerkinElmer, Inc.,
               Term Loan B       12/26/08   1,805,000    1,835,095
              Team Health, Inc.,
               Term Loan B       10/31/08   2,855,694    2,831,125
                                                      ------------
                                                        14,863,912
                                                      ------------

              Hospital Management - 0.9%
              Community Health Systems, Inc.,
               Term Loan B       07/16/10     492,519      494,366
              Vanguard Health Systems,
               Incremental Term
               Loan              01/03/10   1,592,000    1,605,386
                                                      ------------
                                                         2,099,752
                                                      ------------

              Hotels/Resorts - 0.8%
              Wyndham International, Inc.,
               Term Loan         06/30/06   2,416,940    2,008,773
                                                      ------------

              Industrial Machinery/Components - 0.4%
              Terex Corp.,
               Incremental Term
               Loan              12/31/09     992,462      985,420
                                                      ------------

                                              Par.        Value
                -----------------------------------------------

                Metals/Mining - 1.5%
                Dresser, Inc.,
                 Term Loan B  04/10/09 $ 1,800,297 $  1,813,098
                Stillwater Mining Co.,
                 Term Loan B  12/31/07   1,912,988    1,932,346
                                                   ------------
                                                      3,745,444
                                                   ------------

                Movies/Entertainment - 5.4%
                AMF Bowling Worldwide, Inc.,
                 Term Loan    02/28/08   1,633,617    1,638,453
                Carmike Cinemas, Inc.,
                 Term Loan    01/31/07   2,336,093    2,356,514
                GT Brands LLC,
                 Term Loan    09/30/07   2,322,443    2,256,153
                Loews Cineplex Entertainment,
                 Term Loan    02/29/08   3,735,378    3,724,316
                Regal Cinemas, Inc.,
                 Term Loan D  06/30/09   1,250,000    1,260,138
                Vivendi Universal Entertainment LLP,
                 Term Loan B  06/30/08   2,000,000    2,011,798
                                                   ------------
                                                     13,247,372
                                                   ------------

                Oil Refining/Marketing - 2.4%
                CITGO Petroleum Corp.,
                 Term Loan    02/27/06   1,500,000    1,560,424
                WEG Acquisitions LP,
                 Term Loan    06/17/08   1,000,000    1,009,653
                Williams Energy Partners,
                 Term Loan B  08/06/08   1,500,000    1,503,750
                Williams Production RMT Co.,
                 Term Loan    05/30/07   1,875,000    1,891,152
                                                   ------------
                                                      5,964,979
                                                   ------------

                Paper - 1.1%
                Appleton Papers, Inc.,
                 Term Loan C  11/08/06   1,094,777    1,099,579
                Port Townsend Paper Corp.,
                 Term Loan B  03/16/07   1,857,250    1,727,527
                                                   ------------
                                                      2,827,106
                                                   ------------

                Pharmaceuticals - 1.1%
                Medpointe, Inc.,
                 Term Loan B  09/30/08   2,775,117    2,629,784
                                                   ------------

                Printing/Publishing - 2.5%
                CBD Media, Inc.,
                 Term Loan B  12/31/09   2,000,000    2,019,533

See notes to investment portfolio.

August 31, 2003

                Variable Rate Senior
                Loan Interests (a) (continued)Par.        Value
                -----------------------------------------------
                Printing/Publishing (continued)
                Readers Digest Association, Inc.,
                 Term Loan B  05/20/08 $ 1,879,043 $  1,866,575
                TV Guide, Inc.: (b)
                 Term Loan A  02/28/05   1,015,288      969,598
                 Term Loan B  02/28/05     315,333      301,141
                Weekly Reader Corp.,
                 Term Loan B  11/17/06     962,732      935,512
                                                   ------------
                                                      6,092,359
                                                   ------------

                Rail/Shipping - 2.0%
                American Commercial Lines: (c)
                 Term Loan B  06/30/06     775,443      649,239
                 Term Loan C  06/30/07   1,022,879      856,405
                Dakota Minnesota Eastern Rail Corp.,
                 Term Loan    07/25/07   1,000,000    1,011,044
                Helm Holding Corp.,
                 Term Loan B  10/18/06   2,421,864    2,321,743
                                                   ------------
                                                      4,838,431
                                                   ------------

                Real Estate Investment Trusts - 1.5%
                AIMCO Properties LP,
                 Term Loan    05/30/08   2,000,000    2,008,157
                Central Parking Corp.,
                 Term Loan B  03/31/10   1,795,500    1,801,658
                                                   ------------
                                                      3,809,815
                                                   ------------

                Retail Stores - 0.7%
                CH Operating LLC,
                 Term Loan    06/21/07   1,758,621    1,760,799
                                                   ------------

                Semiconductors - 0.4%
                Semiconductors Components Industries LLC:
                 Term Loan C  08/04/07     742,991      736,248
                 Term Loan D  08/04/07     242,991      240,207
                                                   ------------
                                                        976,455
                                                   ------------

                Steel/Iron Ore - 3.0%
                International Steel Group,
                 Tranche A    05/06/05   1,370,291    1,363,823
                Ispat Inland LP.:
                 Term Loan B  07/16/05   2,196,287    1,535,316
                 Term Loan C  07/16/06   2,196,287    1,535,316
                UCAR Finance, Inc.,
                 Term Loan B  12/31/07   2,981,552    2,989,329
                                                   ------------
                                                      7,423,784
                                                   ------------

                Telecommunication Services - 2.1%
                Alaska Communications Systems Holdings, Inc.,
                 Term Loan    02/14/09   1,750,000    1,754,832

                                                    Par        Value
            --------------------------------------------------------
            Time Warner Telecom Holdings,
             Term Loan B           03/31/08 $ 1,194,000 $  1,188,932
            Valor Telecommunications Enterprises LLC,
             Term Loan B           06/30/08   2,354,913    2,347,388
                                                        ------------
                                                           5,291,152
                                                        ------------

            Telecommunications Infrastructure/
            Equipment - 0.5%
            Spectrasite Communications, Inc.,
             Term Loan B           12/31/07   1,222,815    1,230,275
                                                        ------------

            Textiles - 1.4%
            Springs Industries, Inc.,
             Term Loan A           03/05/07     863,293      861,123
            St. John's Knits International, Inc.,
             Term Loan B           07/31/07   2,646,381    2,651,273
                                                        ------------
                                                           3,512,396
                                                        ------------

            Transportation - 4.3%
            Laidlaw Investments Ltd.,
             Term Loan B           06/19/09   3,366,000    3,453,192
            Motor Coach Industries International, Inc.,
             Term Loan             06/16/05   2,762,509    2,265,179
            TTIndustries, Inc.,
             Term Loan B           03/31/07   3,310,428    3,092,162
            United Airlines,
             Term Loan B           07/01/04   1,892,000    1,878,506
                                                        ------------
                                                          10,689,039
                                                        ------------

            Wireless Communications - 10.0%
            Centennial Cellular Operating Co. LLC,
             Term Loan A           11/30/06   1,091,462    1,048,729
            Centennial Puerto Rico Operations Corp.:
             Term Loan B           05/31/07     587,010      567,772
             Term Loan C           11/30/07     346,455      335,223
            Cricket Communications, Inc., (c)
             Vendor Term Loan      06/30/07  11,500,000    4,858,750
            Nextel Finance Co., Inc.:
             Term Loan A           12/31/07   4,138,158    4,003,566
             Term Loan B           06/30/08   2,490,625    2,490,454
             Term Loan C           12/31/08   2,490,625    2,490,451
            Nextel Partners,
             Term Loan B           01/29/08   3,482,500    3,443,546
            Rural Cellular Corp.,
             Term Loan D           10/03/09   1,036,479    1,009,955
            Sygnet Wireless, Inc.,
             Term Loan C           12/23/07   2,018,162    1,993,130
            Ubiquitel Operating Co.:
             Term Loan A           09/30/07     938,776      748,064
             Term Loan B           11/17/08     469,388      372,645

See notes to investment portfolio.

August 31, 2003

            Variable Rate Senior
            Loan Interests (a) (continued)         Par.         Value
            ---------------------------------------------------------
            Wireless Communications (continued)
            Western Wireless Corp.,
             Term Loan B           09/30/08 $ 1,321,637 $  1,278,780
                                                        ------------
                                                          24,641,065
                                                        ------------

            Total Variable Rate Senior Loan Interests
            (cost of $283,427,027)                       275,166,179
                                                        ------------

            Common Stocks (e) - 2.2%             Shares
            ---------------------------------------------------------
            Business Services - 0.0%
            NATG Holdings LLC (d)                40,800       72,216
                                                        ------------

            Engineering & Construction - 1.7%
            Washington Group International      164,146    4,136,479
                                                        ------------

            Healthcare Services - 0.2%
            Sun Healthcare Group,
             Inc.                                92,617      421,304
                                                        ------------

            Movies/Entertainment - 0.3%
            AMF Bowling Worldwide, Inc.,         29,759      803,493
                                                        ------------

            Total Common Stocks
            (cost of $6,319,264)                           5,433,492
                                                        ------------

            Short-Term Obligation - 8.0%           Par.
            ---------------------------------------------------------
            Repurchase agreement with State
             Street Bank & Trust Co.,
             dated 08/29/03, due 09/02/03
             at 0.940%, collateralized by a
             U.S. Treasury Bond maturing
             02/12/04, market value of
             $20,158,700 (repurchase
             proceeds $19,765,064)
             (cost of $19,763,000)          $19,763,000   19,763,000
                                                        ------------

            Total Investments - 121.5%
            (cost of $309,509,291)(f)                    300,362,671
                                                        ------------

            Other Assets & Liabilities, Net - (21.5)%    (53,068,430)
            ---------------------------------------------------------
            Net Assets - 100.0%                         $247,294,241
                                                        ------------

Notes to Investment Portfolio:

(a) Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ('LIBOR') and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.
(b) Unfunded commitment, see note 8.
(c) These securities are in default of certain debt covenants. Income is not being accrued.
(d) Represents fair value as determined in good faith under the direction of the Board of Trustees.
(e) Non-income producing.
(f) Cost for federal income tax purposes is $309,572,715.

Acronym         Name
-------         ----
  IRL   Increasing Rate Loan

See notes to financial statements.

 Statement of Assets and Liabilities


         August 31, 2003

         Assets:
         Investments, at cost                           $309,509,291
                                                        ------------
         Investments, at value                          $300,362,671
         Cash                                                    493
         Receivable for:
            Investments sold                               1,094,378
            Fund shares sold                               5,119,502
            Interest and fees                              1,729,697
         Deferred Trustees' compensation plan                  3,120
         Other assets                                          4,131
                                                        ------------
             Total Assets                                308,313,992
                                                        ------------
         Liabilities:
         Deferred facility fees                              323,636
         Payable for:
            Investments purchased                             60,571
            Distributions                                    471,160
            Management fee                                   119,840
            Administration fee                                53,272
            Transfer agent fee                                42,813
            Pricing and bookkeeping fees                      36,046
            Audit fee                                         57,810
            Distribution and services fees                   127,269
            Custody fee                                        5,010
            Interest expense                                  73,438
         Expense reimbursement due to Advisor                 37,094
         Deferred Trustees' fee                                3,120
         Other liabilities                                   108,672
         Notes payable                                    59,500,000
                                                        ------------
             Total Liabilities                            61,019,751
                                                        ------------
         Net Assets                                     $247,294,241
                                                        ------------
         Composition of Net Assets:
         Paid-in capital                                $269,639,534
         Overdistributed net investment income               (59,212)
         Accumulated net realized loss                   (13,139,461)
         Net unrealized depreciation on investments       (9,146,620)
                                                        ------------
         Net Assets                                     $247,294,241
                                                        ------------
         Class A:
         Net assets                                     $ 85,165,503
         Shares outstanding                                7,589,089
                                                        ------------
         Net asset value and redemption price per share $      11.22(a)
                                                        ------------
         Maximum offering price per share
           ($11.22/0.9650)                              $      11.63(b)
                                                        ------------
         Class B:
         Net assets                                     $ 76,378,802
         Shares outstanding                                6,806,325
                                                        ------------
         Net asset value and offering price per share   $      11.22(a)
                                                        ------------
         Class C:
         Net assets                                     $ 80,571,522
         Shares outstanding                                7,179,896
                                                        ------------
         Net asset value and offering price per share   $      11.22(a)
                                                        ------------
         Class Z:
         Net assets                                     $  5,178,414
         Shares outstanding                                  461,433
                                                        ------------
         Net asset value, offering and redemption price
           per share                                    $      11.22
                                                        ------------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $100,000 or more the offering price is reduced.

 Statement of Operations


            For the Year Ended August 31, 2003

            Investment Income:
            Interest                                   $17,887,070
            Facility and other fees                        993,382
                                                       -----------
               Total Investment Income                  18,880,452
                                                       -----------

            Expenses:
            Management fee                               1,177,927
            Administration fee                             523,522
            Distribution fee:
               Class A                                      65,340
               Class B                                     299,227
               Class C                                     362,057
            Service fee:
               Class A                                     163,350
               Class B                                     166,237
               Class C                                     150,857
            Transfer agent fee                             465,244
            Pricing and bookkeeping fees                   203,873
            Trustees' fee                                   11,724
            Custody fee                                     20,048
            Other expenses                                 286,974
                                                       -----------
               Total Operating Expenses                  3,896,380
            Fees and expenses waived or reimbursed by
              Advisor                                     (696,577)
            Custody earnings credit                         (2,086)
                                                       -----------
               Net Operating Expenses                    3,197,717
            Interest expense                               988,653
            Commitment fee                                 426,037
                                                       -----------
               Net Expenses                              4,612,407
                                                       -----------
            Net Investment Income                       14,268,045
                                                       -----------

            Net Realized and Unrealized
            Gain (Loss) on Investments:
            Net realized loss on investments            (4,458,140)
            Net change in unrealized appreciation/
              depreciation on investments               16,553,299
                                                       -----------
            Net Gain                                    12,095,159
                                                       -----------
            Net Increase in Net Assets from Operations $26,363,204
                                                       -----------

See notes to financial statements.

                                             Year          Year
                                            Ended         Ended
           Increase (Decrease)            August 31,    August 31,
           in Net Assets:                    2003          2002
           ---------------------------------------------------------
           Operations:
           Net investment income         $ 14,268,045  $ 17,565,808
           Net realized loss on
             investments                   (4,458,140)   (4,422,545)
           Net change in unrealized
             appreciation/depreciation
             on investments                16,553,299   (24,393,222)
                                         ------------  ------------
           Net Increase (Decrease)
             from Operations               26,363,204   (11,249,959)
                                         ------------  ------------

           Distributions Declared to Shareholders:
           From net investment income:
              Class A                      (4,987,877)   (7,229,439)
              Class B                      (4,852,868)   (5,772,702)
              Class C                      (4,288,202)   (4,574,186)
              Class Z                         (60,225)     (212,723)
                                         ------------  ------------
           Total Distributions Declared
             to Shareholders              (14,189,172)  (17,789,050)
                                         ------------  ------------

           Share Transactions:
           Class A:
              Subscriptions                26,844,332    18,572,509
              Distributions reinvested      3,108,790     4,678,393
              Redemptions                 (18,545,181)  (50,701,801)
                                         ------------  ------------
               Net Increase
                (Decrease)                 11,407,941   (27,450,899)
                                         ------------  ------------
           Class B:
              Subscriptions                15,460,982    22,463,001
              Distributions reinvested      2,841,144     3,580,288
              Redemptions                 (14,388,694)  (28,971,192)
                                         ------------  ------------
               Net Increase
                (Decrease)                  3,913,432    (2,927,903)
                                         ------------  ------------
           Class C:
              Subscriptions                31,262,179    28,691,771
              Distributions reinvested      2,853,491     3,074,908
              Redemptions                 (19,111,456)  (26,047,239)
                                         ------------  ------------
               Net Increase                15,004,214     5,719,440
                                         ------------  ------------
           Class Z:
              Subscriptions                 4,975,535       159,842
              Distributions reinvested          2,309       212,723
              Redemptions                     (23,102)   (2,766,176)
                                         ------------  ------------
               Net Increase
                (Decrease)                  4,954,742    (2,393,611)
                                         ------------  ------------
           Net Increase (Decrease)
             from Share Transactions       35,280,329   (27,052,973)
                                         ------------  ------------
           Total Increase (Decrease) in
             Net Assets                    47,454,361   (56,091,982)

 Statement of Changes in Net Assets

                                             Year          Year
                                            Ended         Ended
           Increase (Decrease)            August 31,    August 31,
           in Net Assets:                    2003          2002
           ---------------------------------------------------------
           Net Assets:
           Beginning of period           $199,839,880  $255,931,862
                                         ------------  ------------
           End of period (including
             overdistributed net
             investment income of
             $(59,212) and
             $(107,726), respectively)   $247,294,241  $199,839,880
                                         ------------  ------------

           Changes in Shares:
           Class A:
              Subscriptions                 2,421,540     1,648,681
              Issued for distributions
               reinvested                     294,027       413,072
              Redemptions                  (1,778,375)   (4,646,687)
                                         ------------  ------------
               Net Increase
                (Decrease)                    937,192    (2,584,934)
                                         ------------  ------------
           Class B:
              Subscriptions                 1,412,670     1,986,627
              Issued for distributions
               reinvested                     268,398       316,278
              Redemptions                  (1,376,098)   (2,670,279)
                                         ------------  ------------
               Net Increase
                (Decrease)                    304,970      (367,374)
                                         ------------  ------------
           Class C:
              Subscriptions                 2,837,998     2,534,958
              Issued for distributions
               reinvested                     269,627       271,691
              Redemptions                  (1,823,827)   (2,370,615)
                                         ------------  ------------
               Net Increase                 1,283,798       436,034
                                         ------------  ------------
           Class Z:
              Subscriptions                   449,963        13,333
              Issued for distributions
               reinvested                         210        19,606
              Redemptions                      (2,073)     (262,457)
                                         ------------  ------------
               Net Increase
                (Decrease)                    448,100      (229,518)
                                         ------------  ------------

See notes to financial statements.

For the Year Ended August 31, 2003

           Increase (Decrease) in Cash
           ----------------------------------------------------------
           Cash flows from operating activities:
           Net investment Income                       $  14,268,045

           Adjustments to reconcile net investment
             income to net cash provided by
             operating activities:
           Purchase of investment securities            (251,907,917)
           Proceeds from disposition of investment
             securities                                  244,641,157
           Purchase of short-term portfolio
             investments, net                             (6,764,356)
           Increase in interest and fees receivable          (52,302)
           Decrease in receivable for expense
             reimbursement                                    29,031
           Increase in receivable for investments sold      (882,647)
           Decrease in other assets                           53,045
           Increase in deferred facility fees                 14,312
           Increase in payable for accrued expenses          207,228
           Net amortization of premium (discount)         (2,031,926)
           Decrease in payable for investments
             purchased                                       (35,258)
           Increase in payable for expense
             reimbursement                                    37,094
           Increase in other liabilities                      38,158
                                                       -------------
           Net cash used by operating activities          (2,386,336)

           Cash flows from financing activities:
           Decrease in notes payable                     (14,500,000)
           Decrease in interest payable                      (36,007)
           Proceeds from shares sold                      74,004,629
           Payment of shares redeemed                    (52,068,973)
           Distributions paid in cash                     (6,141,615)
                                                       -------------
           Net cash provided by financing activities       1,258,034
                                                       -------------
           Net decrease in cash                           (1,128,302)

           Cash:
           Beginning of year                               1,128,795
                                                       -------------

           End of year                                 $         493
                                                       -------------

 Statement of Cash Flows


See notes to financial statements.

 Notes to Financial Statements

August 31, 2003


Note 1. Accounting Policies

Organization:

Columbia Floating Rate Advantage Fund (the "Fund") (formerly Liberty Floating Rate Advantage Fund), is a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment goal is to provide a high level of current income, consistent with preservation of capital. The Fund authorized an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% early withdrawal charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and an early withdrawal charge. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to an early withdrawal charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

On April 1, 2003, Stein Roe & Farnham Incorporated ("Stein Roe"), the investment advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation. At the time of the merger, Columbia assumed the obligations of Stein Roe with respect to the Fund. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund to Columbia.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investment Valuation and Transactions:

The value of the Portfolio is determined in accordance with guidelines established, and periodically reviewed, by the Board of Trustees. Variable rate senior loans are generally valued using market prices or quotations provided by banks, dealers or pricing services with respect to secondary market transactions. The prices provided by these principal market makers may differ from the value that would be realized if the loans were sold and the differences could be material to the financial statements. In the absence of actual market values, senior loans will be valued by Columbia, at fair value, which is intended to approximate market value, pursuant to procedures approved by the Board of Trustees. In determining fair value, Columbia will consider on an ongoing basis, among other factors, (i) the creditworthiness of the Borrower; (ii) the current interest rate, the interest rate redetermination period and maturity of such senior loan interests; and (iii) recent prices in the market for instruments of similar quality, rate and interest rate redetermination period and maturity. Because of uncertainty inherent in the valuation process, the estimated value of a senior loan interest may differ significantly from the value that would have been used had there been market activity for that senior loan interest.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the last day, at the current quoted bid price. Equity securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistency applied procedures established by and under the general supervison of the Board of Trustees.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Statement of Cash Flows:

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian bank account and does not include any short-term investments at August 31, 2003.

August 31, 2003


Determination of Class Net Asset Values:

All income, expenses (other than class specific fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis, based on net assets, for purposes of determining the net asset value of each class.

Federal Income Taxes:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Interest Income, Discount and Premium:

Interest income is recorded on the accrual basis and includes accretion of discount, amortization of premiums and paydown gains and losses. Facility fees received are treated as market discounts. Unamortized facility fees are reflected as deferred fees on the Statement of Assets and Liabilities.

Distributions to Shareholders:

The Fund declares and records distributions daily and pays monthly.

Note 2. Federal Tax Information

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses from wash sales, discount accretion/premium amortization on debt securities, capital loss carryforwards, distribution payable, post-October losses and non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2003, permanent items identified and reclassified among the components of net assets are as follows:

                          Overdistributed Accumulated
                          Net Investment  Net Realized
                              Income          Loss
                          --------------- ------------
                             $(30,359)      $30,359

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during the year was as follows:

                                   Ordinary
                                    Income
                                   --------
                                  $14,189,172

As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:

                          Undistributed
                            Ordinary     Unrealized
                             Income     Depreciation*
                          ------------- -------------
                            $468,307     $(9,210,044)

* The difference between book-basis and tax-basis unrealized depreciation is attributable primarily amortization/accretion on debt securities and to the tax deferral of losses on wash sales.

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                             Year of   Capital Loss
                            Expiration Carryforward
                            ---------- ------------
                               2009     $   22,035
                               2010        819,190
                               2011      4,813,376
                                        ----------
                                        $5,654,601
                                        ----------

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2003 for federal income tax purposes, post-October losses of $7,474,622 attributable to security transactions were deferred to September 1, 2003.

Expired capital loss carryforwards, if any, are recorded as reduction of paid-in capital.

Note 3. Fees and Compensation Paid to Affiliates

Management Fee:

Columbia is the investment advisor of the Fund and receives a monthly fee equal to 0.45% annually of the Fund's average daily managed assets.

At a special meeting held on October 8, 2003, the Board of Trustees approved a new management fee structure to go into effect on November 1, 2003. Under the new structure, Columbia will receive a monthly fee based on the Fund's average daily net assets as follows:

                                                 Annual
                       Average Daily Net Assets Fee Rate
                       ------------------------ --------
                           First $1 billion       0.45%
                           Next $1 billion        0.40%
                           Over $2 billion        0.35%

August 31, 2003


Administration Fee:

Columbia also provides accounting and other services for a monthly fee equal to 0.20% annually of the Fund's average daily managed assets.

Pricing and Bookkeeping Fees:

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the year ended August 31, 2003, the net asset based fee rate was 0.032%. The Fund also pays out-of-pocket costs for pricing services.

Transfer Agent Fee:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Effective October 13, 2003 Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

At a special meeting held on October 8, 2003, the Board of Trustees approved the change of transfer agent fees structure of the Fund. Effective November 1, 2003, the Fund will be charged an annual $34.00 charge per open account for the transfer agent fees.

Underwriting Discounts, Service and Distribution Fees:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the Fund's principal underwriter. Effective October 13, 2003 Liberty Funds Distributor, Inc. changed its name to Columbia Funds Distributor, Inc. For the year ended August 31, 2003, the Fund has been advised that the Distributor retained net underwriting discounts of $14,478 on sales of the Fund's Class A shares and received early withdrawal charges (EWC) of $958, $242,910 and $27,685 on Class A, Class B and Class C share redemptions, respectively. The Fund has adopted a 12b-1 plan (the "Plan"), which requires it to pay the Distributor a monthly service fee equal to 0.25% annually on Class A, Class B and Class C net assets. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10%, 0.45% and 0.60% annually of the average daily net assets attributable to Class A, Class B and Class C shares only.

The EWC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense Limits:

Columbia has voluntarily agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that certain expenses (exclusive of management fees, administration fees, service fees, distribution fees, brokerage commissions, interest, commitment fees, leverage fees, taxes and extraordinary expenses, if any) exceed 0.15% of average daily net assets.

Other:

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $2,086 of custody fees were reduced by balance credits for the year ended August 31, 2003. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 4. Portfolio Information

Investment Activity:

During the year ended August 31, 2003, purchases and sales of investments, other than short-term obligations, were $251,907,917 and $244,641,157, respectively.

August 31, 2003


Unrealized appreciation (depreciation) at August 31, 2003, based on cost of investments for federal income tax purposes, was:

                  Gross unrealized appreciation $  4,513,096
                  Gross unrealized depreciation  (13,723,140)
                                                ------------
                   Net unrealized depreciation  $ (9,210,044)
                                                ------------

Other:

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 5. Tender of Shares

The Board of Trustees has adopted a policy of making tender offers on a quarterly basis. The Board has designated the 15(th) day of February, May, August, and November each year, or the next business day if the 15(th) is not a business day as the Repurchase Request Deadline. Tender offers are made for a portion of the Fund's then outstanding shares at the net asset value of the shares as of the Repurchase Pricing Date. The tender offer amount, which is determined by the Board of Trustees, will be at least 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. The Fund may repurchase an additional amount of shares up to 2% of the shares outstanding on the Repurchase Request Deadline. During the year ended August 31, 2003, there were four tender offers in November, February, May and August. For each tender, the Fund offered to repurchase 15%, 17%, 15% and 12%, of its shares, 12.57%, 5.71%, 4.32% and 3.93%, respectively, of shares outstanding were tendered.

Note 6. Senior Loan Participation Commitments

The Fund invests primarily in participations and assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a senior loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower.

At August 31, 2003, the following sets forth the selling participants with respect to interests in senior loans purchased by the Portfolio on a participation basis.

                                        Principal
                   Selling Participant   Amount      Value
                   -------------------  ---------- ----------
                   Citibank:

                    CSC Holdings, Inc.,
                      Revolver          $1,960,000 $1,827,810

Note 7. Loan Agreement

At August 31, 2003, the Fund had one term loan outstanding with Citicorp North America, Inc., totaling $59,500,000 which bore interest at 1.12 % per annum, due September 18, 2003. The Fund may borrow up to $150,000,000. The average daily loan balance was $68,904,110 at a weighted average interest rate of 1.37%. The Fund is required to maintain certain asset coverage with respect to the loans.

Note 8. Unfunded Loan Commitments

As of August 31, 2003, the Fund had unfunded loan commitments of $5,913,453, which could be extended at the option of the Borrower.

                                                      Unfunded
                Borrower                             Commitments
                --------                             -----------
                CSC Holdings, Inc.                   $1,040,000

                Federal-Mogul Corp.                     247,075

                Noveon, Inc.                            625,000

                TV Guide, Inc.                        1,001,378

                Washington Group International, Inc.  3,000,000
                                                     ----------
                                                     $5,913,453
                                                     ----------

 Financial Highlights

Selected data for a share outstanding throughout each period is as follows:


                                                               Year Ended August 31,          Period Ended
                                                       -----------------------------------     August 31,
Class A Shares                                            2003          2002         2001       2000 (a)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $  10.48    $  11.74       $  12.09      $  12.00
                                                       --------    --------       --------      --------
Income from Investment Operations:
Net investment income                                     0.81 (b)     0.83(b)(c)     1.10(b)       0.64
Net realized and unrealized gain (loss) on investments     0.74       (1.26)(c)      (0.32)         0.07
                                                       --------    --------       --------      --------
    Total from Investment Operations                       1.55       (0.43)          0.78          0.71
                                                       --------    --------       --------      --------
Less Distributions Declared to
  Shareholders:
From net investment income                                (0.81)      (0.83)         (1.13)        (0.62)
From net realized gains                                      --          --             --(d)         --
                                                       --------    --------       --------      --------
    Total Distributions Declared to Shareholders          (0.81)      (0.83)         (1.13)        (0.62)
                                                       --------    --------       --------      --------
Net Asset Value, End of Period                         $  11.22    $  10.48       $  11.74      $  12.09
                                                       --------    --------       --------      --------
Total return (e)(f)                                      15.55%     (3.88)%          6.71%         6.04%(g)
                                                       --------    --------       --------      --------
Ratios to Average Net Assets/
  Supplemental Data:
Operating expenses (h)                                    1.38%       1.38%          1.37%         1.01%(i)
Interest and commitment fees expenses                     0.73%       0.99%          2.04%         1.91%(i)
Net expenses (h)                                          2.11%       2.37%          3.41%         2.92%(i)
Net investment income (h)                                 7.67%       7.25%(c)       9.24%         9.49%(i)
Waiver/reimbursement                                      0.36%       0.32%          0.32%         1.41%(i)
Portfolio turnover rate                                     90%         98%            65%           8% (g)
Net assets, end of period (000's)                      $ 85,166    $ 69,733       $108,399      $ 54,402

(a) The Fund commenced investment operations on January 13, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01. The impact to the ratio of net investment income to average net assets was less than 0.01%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Rounds to less than $0.01.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or early withdrawal charge.
(f) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

Selected data for a share outstanding throughout each period is as follows:


                                                   Year Ended August 31,          Period Ended
                                           -----------------------------------     August 31,
Class B Shares                                2003          2002         2001       2000 (a)
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $  10.48    $  11.74       $  12.07      $  12.00
                                           --------    --------       --------      --------
Income from Investment Operations:
Net investment income                         0.78 (b)     0.78(b)(c)     1.05(b)       0.62
Net realized and unrealized gain (loss)
  on investments                               0.73       (1.25)(c)      (0.30)         0.05
                                           --------    --------       --------      --------
    Total from Investment Operations           1.51       (0.47)          0.75          0.67
                                           --------    --------       --------      --------
Less Distributions Declared to
  Shareholders:
From net investment income                    (0.77)      (0.79)         (1.08)        (0.60)
From net realized gains                          --          --             --(d)         --
                                           --------    --------       --------      --------
    Total Distributions Declared to
     Shareholders                             (0.77)      (0.79)         (1.08)        (0.60)
                                           --------    --------       --------      --------
Net Asset Value, End of Period             $  11.22    $  10.48       $  11.74      $  12.07
                                           --------    --------       --------      --------
Total return (e)(f)                          15.16%     (4.22)%          6.52%         5.69%(g)
                                           --------    --------       --------      --------
Ratios to Average Net
  Assets/ Supplemental Data:
Operating expenses (h)                        1.73%       1.73%          1.72%         1.36%(i)
Interest and commitment fees expenses         0.73%       0.99%          2.04%         1.91%(i)
Net expenses (h)                              2.46%       2.72%          3.76%         3.27%(i)
Net investment income (h)                     7.34%       6.90%(c)       8.89%         9.14%(i)
Waiver/reimbursement                          0.36%       0.32%          0.32%         1.41%(i)
Portfolio turnover rate                         90%         98%            65%           8% (g)
Net assets, end of period (000's)          $ 76,379    $ 68,157       $ 80,609      $ 19,964

(a) The Fund commenced investment operations on January 13, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01. The impact to the ratio of net investment income to average net assets was less than 0.01%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Rounds to less than $0.01.
(e) Total return at net asset value assuming all distributions reinvested and no early withdrawal charge.
(f) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

Selected data for a share outstanding throughout each period is as follows:


                                                               Year Ended August 31,          Period Ended
                                                       -----------------------------------     August 31,
Class C Shares                                            2003          2002         2001       2000 (a)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $  10.48    $  11.74       $  12.07      $  12.00
                                                       --------    --------       --------      --------
Income from Investment Operations:
Net investment income                                      0.76(b)     0.76(b)(c)     1.03(b)       0.61
Net realized and unrealized gain (loss) on investments     0.74       (1.25)(c)      (0.30)         0.05
                                                       --------    --------       --------      --------
    Total from Investment Operations                       1.50       (0.49)          0.73          0.66
                                                       --------    --------       --------      --------
Less Distributions Declared to
  Shareholders:
From net investment income                                (0.76)      (0.77)         (1.06)        (0.59)
From net realized gains                                      --          --             --(d)         --
                                                       --------    --------       --------      --------
    Total Distributions Declared to
     Shareholders                                         (0.76)      (0.77)         (1.06)        (0.59)
                                                       --------    --------       --------      --------
Net Asset Value, End of Period                         $  11.22    $  10.48       $  11.74      $  12.07
                                                       --------    --------       --------      --------
Total return (e)(f)                                      14.99%     (4.36)%          6.35%         5.62%(g)
                                                       --------    --------       --------      --------
Ratios to Average Net Assets/
  Supplemental Data:
Operating expenses (h)                                    1.88%       1.88%          1.87%         1.51%(i)
Interest and commitment fees expenses                     0.73%       0.99%          2.04%         1.91%(i)
Net expenses (h)                                          2.61%       2.87%          3.91%         3.42%(i)
Net investment income (h)                                 7.14%       6.75%(c)       8.74%         8.99%(i)
Waiver/reimbursement                                      0.36%       0.32%          0.32%         1.41%(i)
Portfolio turnover rate                                     90%         98%            65%           8% (g)
Net assets, end of period (000's)                      $ 80,572    $ 61,811       $ 64,074      $ 13,013

(a) The Fund commenced investment operations on January 13, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01. The impact to the ratio of net investment income to average net assets was less than 0.01%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Rounds to less than $0.01.
(e) Total return at net asset value assuming all distributions reinvested and no early withdrawal charge.
(f) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

Selected data for a share outstanding throughout each period is as follows:

                                                Year Ended August 31,          Period Ended
                                        -----------------------------------     August 31,
Class Z Shares                             2003          2002         2001       2000 (a)
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $  10.48    $  11.74       $  12.08      $  12.00
                                        --------    --------       --------      --------
Income from Investment Operations:
Net investment income                      0.78 (b)     0.86(b)(c)     1.14(b)       0.67
Net realized and unrealized gain (loss)
  on investments                            0.81       (1.25)(c)      (0.31)         0.05
                                        --------    --------       --------      --------
    Total from Investment Operations        1.59       (0.39)          0.83          0.72
                                        --------    --------       --------      --------
Less Distributions Declared to
  Shareholders:
From net investment income                 (0.85)      (0.87)         (1.17)        (0.64)
From net realized gains                       --          --             --(d)         --
                                        --------    --------       --------      --------
    Total Distributions Declared to
     Shareholders                          (0.85)      (0.87)         (1.17)        (0.64)
                                        --------    --------       --------      --------
Net Asset Value, End of Period          $  11.22    $  10.48       $  11.74      $  12.08
                                        --------    --------       --------      --------
Total return (e)(f)                       15.95%     (3.53)%          7.17%         6.11%(g)
                                        --------    --------       --------      --------
Ratios to Average Net Assets/
  Supplemental Data:
Operating expenses (h)                     1.03%       1.03%          1.02%         0.66%(i)
Interest and commitment fees expenses      0.73%       0.99%          2.04%         1.91%(i)
Net expenses (h)                           1.76%       2.02%          3.06%         2.57%(i)
Net investment income (h)                  7.21%       7.60%(c)       9.59%         9.84%(i)
Waiver/reimbursement                       0.36%       0.32%          0.32%         1.41%(i)
Portfolio turnover rate                      90%         98%            65%            8%(g)
Net assets, end of period (000's)       $  5,178    $    140       $  2,850      $  2,656

(a) The Fund commenced investment operations on January 13, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01. The impact to the ratio of net investment income to average net assets was less than 0.01%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Rounds to less than $0.01.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

                  Loan Agreement Asset Coverage Requirements

                          Total Amount     Asset Coverage Per $1,000
                Date    Outstanding           of Indebtedness
            --------  ---------------- -----------------------------
           08/31/2003   $59,500,000               $5,156
           08/31/2002    74,000,000                3,701
           08/31/2001    88,000,000                3,908
           08/31/2000    19,000,000                6,739

 Report of Independent Auditors

To the Trustees and the Shareholders of
Columbia Floating Rate Advantage Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets, and cash flows and the financial highlights present fairly, in all material respects, the financial position of Columbia Floating Rate Advantage Fund (the "Fund") (formerly Liberty Floating Rate Advantage Fund), at August 31, 2003, and the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003, by correspondence with the custodian and lending or agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 21, 2003

 Trustees

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 12 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 12 funds in the CMG Fund Trust. The new combined Board of Trustees of the Fund now oversees 124 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of those trustees also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.

                                                                                 Number of
                                       Year First                              Portfolios in
                              Position Elected or                              Columbia Funds                Other
                                with    Appointed   Principal Occupation(s)   Complex Overseen           Directorships
Name, Address and Age          Funds   to Office/1/  During Past Five Years      by Trustee                  Held
---------------------------------------------------------------------------------------------------------------------------------
Disinterested Trustees
Douglas A. Hacker (Age 48)    Trustee     1996      Executive Vice President           124                    None
P.O. Box 66100                                      - Strategy of United
Chicago, IL 60666                                   Airlines (airline) since
                                                    December, 2002 (formerly
                                                    President of UAL Loyalty
                                                    Services (airline) from
                                                    September, 2001 to
                                                    December, 2002;
                                                    Executive Vice President
                                                    and Chief Financial
                                                    Officer of United
                                                    Airlines from March,
                                                    1993 to September, 2001;
                                                    Senior Vice President
                                                    and Chief Financial
                                                    Officer of UAL, Inc.
                                                    prior thereto).

Janet Langford Kelly (Age 45) Trustee     1996      Chief Administrative               124                    None
3100 West Beaver Road                               Officer and Senior Vice
Troy, MI 48084-3163                                 President, Kmart Holding
                                                    Corporation since
                                                    September, 2003
                                                    (formerly Executive Vice
                                                    President-Corporate
                                                    Development and
                                                    Administration, General
                                                    Counsel and Secretary,
                                                    Kellogg Company (food
                                                    manufacturer), from
                                                    September, 1999 to
                                                    August, 2003; Senior
                                                    Vice President,
                                                    Secretary and General
                                                    Counsel, Sara Lee
                                                    Corporation (branded,
                                                    packaged,
                                                    consumer-products
                                                    manufacturer) from
                                                    January, 1995 to
                                                    September, 1999).

Richard W. Lowry (Age 67)     Trustee     1995      Private Investor since          126/3/                    None
10701 Charleston Drive                              August, 1987 (formerly
Vero Beach, FL 32963                                Chairman and Chief
                                                    Executive Officer, U.S.
                                                    Plywood Corporation
                                                    (building products
                                                    manufacturer)).

Charles R. Nelson (Age 61)    Trustee     1981      Professor of Economics,            124                    None
Department of Economics                             University of
University of Washington                            Washington, since
Seattle, WA 98195                                   January, 1976; Ford and
                                                    Louisa Van Voorhis
                                                    Professor of Political
                                                    Economy, University of
                                                    Washington, since
                                                    September, 1993;
                                                    Director, Institute for
                                                    Economic Research,
                                                    University of
                                                    Washington, since
                                                    September, 2001; Adjunct
                                                    Professor of Statistics,
                                                    University of
                                                    Washington, since
                                                    September, 1980;
                                                    Associate Editor,
                                                    Journal of Money Credit
                                                    and Banking, since
                                                    September, 1993;
                                                    consultant on
                                                    econometric and
                                                    statistical matters.

John J. Neuhauser (Age 60)    Trustee     1985      Academic Vice President       127/3,4/     Saucony, Inc. (athletic footwear);
84 College Road                                     and Dean of Faculties                               SkillSoft Corp.
Chestnut Hill, MA 02467-3838                        since August, 1999,                                   (E-Learning)
                                                    Boston College (formerly
                                                    Dean, Boston College
                                                    School of Management
                                                    from September, 1977 to
                                                    September, 1999.

Patrick J. Simpson (Age 58)   Trustee     2000      Partner, Perkins Coie              124                    None
1211 S.W. 5th Avenue                                L.L.P. (formerly
Suite 1500                                          Partner, Stoel Rives
Portland, OR 97204                                  Boley Jones & Grey).

Thomas E. Stitzel (Age 67)    Trustee     1998      Business Consultant                124                    None
2208 Tawny Woods Place                              since 1999 (formerly
Boise, ID 83706                                     Professor of Finance
                                                    from 1975 to 1999 and
                                                    Dean from 1977 to 1991,
                                                    College of Business,
                                                    Boise State University);
                                                    Chartered Financial
                                                    Analyst.

                                                                                  Number of
                                        Year First                              Portfolios in
                              Position  Elected or                              Columbia Funds               Other
                                with     Appointed   Principal Occupation(s)   Complex Overseen          Directorships
Name, Address and Age          Funds    to Office/1/  During Past Five Years      by Trustee                 Held
-------------------------------------------------------------------------------------------------------------------------------
Disinterested Trustees
Thomas C. Theobald (Age 66)    Trustee     1996      Managing Director,                124      Anixter International (network
27 West Monroe Street,                               William Blair Capital                      support equipment distributor),
Suite 3500                                           Partners (private equity                   Jones Lang LaSalle (real estate
Chicago, IL 60606                                    investing) since                              management services) and
                                                     September, 1994                             MONY Group (life insurance).
                                                     (formerly Chief
                                                     Executive Officer and
                                                     Chairman of the Board of
                                                     Directors, Continental
                                                     Bank Corporation prior
                                                     thereto).

Anne-Lee Verville (Age 58)     Trustee     1998      Author and speaker on          125/4/         Chairman of the Board of
359 Stickney Hill Road                               educational systems                         Directors, Enesco Group, Inc.
Hopkinton, NH 03229                                  needs (formerly General                        (designer, importer and
                                                     Manager, Global                              distributor of giftware and
                                                     Education Industry from                            collectibles).
                                                     1994 to 1997, and
                                                     President, Applications
                                                     Solutions Division from
                                                     1991 to 1994, IBM
                                                     Corporation (global
                                                     education and global
                                                     applications)).

Richard L. Woolworth (Age 62)  Trustee     1991      Chairman and Chief                124         NW Natural, a natural gas
100 S.W. Market Street                               Executive Officer, The                            service provider
#1500                                                Regence Group
Portland, OR 97207                                   (healthcare maintenance
                                                     organization) (formerly
                                                     Chairman and Chief
                                                     Executive Officer,
                                                     BlueCross BlueShield of
                                                     Oregon; Certified Public
                                                     Accountant, Arthur Young
                                                     & Company).

Interested Trustees
William E. Mayer/2/ (Age 63)   Trustee     1994      Managing Partner, Park         126/3/      Lee Enterprises (print media),
399 Park Avenue                                      Avenue Equity Partners                      WR Hambrecht + Co. (financial
Suite 3204                                           (private equity) since                       service provider) and First
New York, NY 10022                                   February, 1999 (formerly                        Health (healthcare).
                                                     Founding Partner,
                                                     Development Capital LLC
                                                     from November 1996 to
                                                     February, 1999; Dean and
                                                     Professor, College of
                                                     Business and Management,
                                                     University of Maryland
                                                     from October, 1992 to
                                                     November, 1996).

Joseph R. Palombo/2/ (Age 50) Trustee,     2000      Executive Vice President       125/5/                   None
One Financial Center          Chairman               and Chief Operating
Boston, MA 02111               of the                Officer of Columbia
                                Board                Management Group, Inc.
                                 and                 (Columbia Management)
                              President              since December, 2001 and
                                                     Director, Executive Vice
                                                     President and Chief
                                                     Operating Officer of the
                                                     Advisor since April,
                                                     2003 (formerly Chief
                                                     Operations Officer of
                                                     Mutual Funds, Liberty
                                                     Financial Companies,
                                                     Inc. from August, 2000
                                                     to November, 2001;
                                                     Executive Vice President
                                                     of Stein Roe & Farnham
                                                     Incorporated (Stein Roe)
                                                     from
                                                     April, 1999 to April,
                                                     2003; Director of
                                                     Colonial Management
                                                     Associates, Inc.
                                                     (Colonial) from April,
                                                     1999 to April, 2003;
                                                     Director of Stein Roe
                                                     from September, 2000 to
                                                     April, 2003) President
                                                     of Columbia Funds and
                                                     Galaxy Funds since
                                                     February, 2003 (formerly
                                                     Vice President from
                                                     September 2002 to
                                                     February 2003); Manager
                                                     of Stein Roe Floating
                                                     Rate Limited Liability
                                                     Company since October,
                                                     2000; (formerly Vice
                                                     President of the
                                                     Columbia Funds from
                                                     April, 1999 to August,
                                                     2000; Chief Operating
                                                     Officer and Chief
                                                     Compliance Officer,
                                                     Putnam Mutual Funds from
                                                     December, 1993 to March,
                                                     1999).

/1/ In December 2000, the boards of each of the former Liberty Funds and former
    Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Funds (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex).
/2/ Mr. Mayer is an "interested person" (as defined in the Investment Company
    Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of the Advisor.
/3/ Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
/4/ Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
/5/ Mr. Palombo also serves as an interested director of Columbia Management
    Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

 Officers and Transfer Agent

                                               Year First
                                               Elected or
                               Position with   Appointed               Principal Occupation(s)
Name, Address and Age          Columbia Funds  to Office               During Past Five Years
------------------------------------------------------------------------------------------------------------
Officers
Vicki L. Benjamin (Age 42)    Chief Accounting    2001    Controller of the Columbia Funds and of the
One Financial Center            Officer and               Liberty All-Star Funds since May, 2002; Chief
Boston, MA 02111                 Controller               Accounting Officer of the Columbia Funds and
                                                          Liberty All-Star Funds since June, 2001;
                                                          Controller and Chief Accounting Officer of the
                                                          Galaxy Funds since September, 2002 (formerly Vice
                                                          President, Corporate Audit, State Street Bank and
                                                          Trust Company from May, 1998 to April, 2001;
                                                          Audit Manager from July, 1994 to June, 1997;
                                                          Senior Audit Manager from July, 1997 to May,
                                                          1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton (Age 39)    Treasurer        2000    Treasurer of the Columbia Funds and of the
One Financial Center                                      Liberty All-Star Funds since December, 2000; Vice
Boston, MA 02111                                          President of the Advisor since April, 2003
                                                          (formerly Controller of the Liberty Funds and of
                                                          the Liberty All-Star Funds from February, 1998 to
                                                          October, 2000); Treasurer of the Galaxy Funds
                                                          since September, 2002; Treasurer, Columbia
                                                          Management Multi-Strategy Hedge Fund, LLC since
                                                          December, 2002 (formerly Vice President of
                                                          Colonial from February, 1998 to October, 2000 and
                                                          Senior Tax Manager, Coopers & Lybrand, LLP from
                                                          April, 1996 to January, 1998).

Important Information About This Report
The Transfer Agent for Columbia Floating Rate Advantage Fund is:

Columbia Funds Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081

Please note our new name as of October 13, 2003.

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Floating Rate Advantage Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

Annual Report:
Columbia Floating Rate Advantage Fund

Columbia Floating Rate Advantage Fund Annual Report, August 31, 2003

[LOGO] [LOGO](R) ColumbiaFunds

A Member of Columbia Management Group

        (C) 2003 Columbia Funds Distributor, Inc.
        One Financial Center, Boston, MA 02111-2621
        800.345.6611 www.columbiafunds.com


                                               762-02/212P-0803 (10/03) 03/2926

                                   PRSRT STD
                                 U.S. Postage
                                     PAID
                          Holliston, MA Permit NO. 20

Item 2. Code of Ethics.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker and Anne-Lee Verville, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable at this time.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Columbia Management Advisors, Inc. ("CMA")

VOTING CLIENT AND FUND PROXIES

POLICY:

All proxies for client securities for which Columbia Management Advisors, Inc. ("CMA") has been granted authority to vote shall be voted in a manner considered to be in the best interests of CMA's clients, including the CMA Managed Funds(1) and their shareholders without regard to any benefit to CMA or its affiliates. CMA shall examine each proposal and vote against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. In addition, CMA shall examine each proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

CMA addresses potential material conflicts of interest by having a predetermined voting policy. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined policy, the Proxy Committee will determine the vote in the best interest of CMA's clients, without consideration of any benefit to CMA, its affiliates or its other clients.

OVERVIEW:

CMA's policy is based upon its fiduciary obligation to act in its clients' best interests. In addition, the SEC recently adopted rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940. These rules impose obligations with respect to proxy voting on investment advisers and investment companies.

PROCEDURE:

I. Account Policies

Except as otherwise directed by the client, CMA shall vote as follows:

Separately Managed Accounts

CMA shall vote proxies on securities held in its separately managed accounts.

CMA Trust Company Trust Pools

CMA Trust Company shall vote proxies on securities held in the trust pools.

CMG Funds/CMA Fund Trust

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

CMA Private Portfolio

CMA shall vote proxies on securities held in its separately managed accounts.

Private Management Accounts

The authority to vote proxies on securities held in such accounts shall be reserved to the client.

MasterPlan Accounts

Where CMA serves as trustee (or custodian) with participant-directed accounts (including 404(c) plans), the proxies on securities held in such accounts shall be forwarded to the participants for voting where permitted by the controlling instrument. This includes ESOP or company stock.

II. Proxy Committee

CMA shall establish a Proxy Committee, which shall be composed of the heads of equity investments, equity research and compliance, and senior operational and investment representatives of CMA's regional offices, fund administration and legal department and the Sarbanes Oxley specialist. In the event that such persons are unable to participate in a meeting of the Proxy Committee, their designees shall act on their behalf. A vacancy in the Proxy Committee shall be filled by the prior member's successor in position at CMA or a person of equivalent experience. Each portfolio manager of a fund or account which holds securities of an issuer having a shareholder meeting shall be an ad hoc member of the Proxy Committee in connection with the vote of proxies for the meeting.

The Proxy Committee's functions shall include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined policy provided in the Voting Guidelines in III (A) and (B) below or which proposals require special consideration under III (C) below,

(b) annual review of this Proxy Voting Policy and Procedure to ensure consistency with internal policies and regulatory agency policies,

(c) annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and

(d) development and modification of Voting Procedures as it deems appropriate or necessary.

In determining the vote of any proposal for which it has responsibility, the Proxy Committee shall consider whether the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. In addition, the Proxy Committee shall examine the proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

In determining the vote on any proposal, the Proxy Committee shall not consider any benefit to CMA, any of its affiliates, any of its or its affiliates' clients, or of its customers or service providers, other than benefits to the owner of the securities to be voted.

The Proxy Committee shall create a charter, which shall be consistent with this policy and procedure. The charter shall set forth the Committee's purpose, membership and operation. The charter shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

III. Voting Guidelines

In general, proposals which are designed to either dissuade or preclude the acquisition and/or merger of one corporate entity by/with another, or have the effect of diluting the value of the existing shares outstanding, or reduce the shareholders' power over any company actions are rejected. Individual merger and corporate restructuring proposals are reviewed on a case-by-case basis.

A. Proposals usually voted for

CMA will vote in favor of the following proposals, unless otherwise directed by the Proxy Committee:

1. Auditors. Proposals for the annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates.

2. Directors. Proposals for the election of Directors or an increase or decrease in the number of Directors provided a majority of directors would be independent. However, CMA will vote against proposals that give management the ability to alter the size of the board without shareholder approval.

3. Chairman of the Board / Chief Executive Officer. Proposals for the creation or elimination of positions or titles for senior management personnel. CMA prefers the role of Chairman and CEO to be held by different persons. In evaluating proposals we will consider the size of the company and the nature of its shareholder base.

4. Compensation. Proposals for specific compensation for employees/directors if provisions are consistent with standard business practices, such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans. CMA requires management to provide substantial justification for the repricing of options.

5. Debt Limits. Proposals for an increase in debt limit, unless proposed specifically as an anti-takeover action.

6. Indemnification. Proposals to approve indemnification of the Board of Directors through self-insurance plans or purchase of insurance. It is not the intent to eliminate Director Responsibility for negligence and or breaches of fiduciary duty.

7. Meeting. Proposals to approve the minutes of a prior meeting; proposals to change the date or location of the annual meeting.

8. Name of Company. Proposals to approve a change in the company name.

9. Principal Office. Proposals to change the location of the company's principal place of business provided the purpose is not to reduce the scope of adequate regulatory or financial supervision.

10. Report and Accounts. Proposals to approve the annual reports and accounts provided the certifications required by Sarbanes Oxley Act 2002 have been provided.

11. Par Value. Proposals to change the par value of the stock.

12. Shares. Proposals for the elimination of authorized but un-issued shares or retirement of those shares purchased for a sinking fund or treasury stock; proposals to increase the authorized shares for stock dividends, stock splits or general issuance, unless proposed as an anti-takeover action.

13. Share Repurchase Programs. Proposals to institute/ renew open market share repurchase plans in which all shareholders may participate on equal terms.

14. Independent Committees. Proposals that request that the board audit, compensation and/ or nominating committees include independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. At least one member of the Audit Committee must qualify as a "financial expert" within the definition set forth in rules of the SEC.

15. Equal Opportunity Employment. Proposals that endorse the recruitment, development, and promotion of personnel on a non-discriminatory merit basis, regardless of race, creed, color or gender.

B. Proposals Usually Voted Against

CMA will vote against the following proposals, unless otherwise determined by the Proxy Committee.

1. Super Majority Voting. Proposals to require a majority vote larger than 51% of outstanding shares to approve any proxy proposal. Such proposals are largely intended to support management positions prior to the occurrence of a particular event.

2. Cumulative Voting. Proposals, which allow more than one vote per share in the election of directors. Directors should represent all shareholders equally as opposed to group influences.

3. Preferred Stock, Warrants, Rights, Poison Pills. Proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint.

4. Reclassification of Common Stock. Proposals to change voting rights by type of Common stock or for long term holders versus new holders.

5. Written Consent. Proposals to eliminate the right of shareholders to act by written consent without a meeting.

C. Ability to Vote Proxies Other than as Provided in A or B Above.

A Portfolio Manager, SubAdviser or other party involved with a client's or Fund's account may conclude that the interest of the client or Fund requires that a proxy be voted on a proposal in a manner that differs from the predetermined proxy voting policy. In this situation, he or she shall request that the Proxy Committee consider voting the proxy on the proposal other than according to the predetermined policy provided in III (A) or (B) above. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to the predetermined policy, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

The Proxy Committee may vary from the predetermined policy if it determines that voting on the proposal according to the predetermined policy would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

D. Proposals Requiring Special Consideration

The following proposals require individual, special consideration. The Proxy Committee will determine how proxies related to each of these proposals will be voted. The Proxy Committee shall determines to vote against any such proposal which would be expected

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to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Guideline, which will be incorporated into this Proxy Voting Policy and Procedures.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with these Proxy Voting Guidelines.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified above under III (A) and (B), e.g., election of directors, selection of accountants.

6. Mergers/Acquisitions. Proposals where a hostile merger/acquisition is apparent or where CMA represents ownership in more than one of the companies involved in a potential merger/acquisition. Proposals for potential mergers/acquisitions, which do not appear to be hostile, shall be voted based on previously stated Guidelines.

7. Shareholder Proposals. Shareholder proposals that are not covered by III (A) and (B) above will be reviewed individually.

8. Executive/Director Compensation. Except as provided in III (A)(4), proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

9. Annual Evaluation of New Issues. During the first quarter of each year, the Proxy Committee will consider any new controversial issues that are likely to be on the ballots during the upcoming proxy season. The Proxy Committee will also be notified in the unusual instance when an analyst or portfolio manager feels strongly that the best interests of shareholders would be served by deviating from our standard policy on a specific proposal.

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10. Pre-Emptive Rights. Proposals to create or eliminate pre-emptive rights. In evaluating proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

If any person (or entity) requests that the Proxy Committee (or any of its members) vote a proxy in a specific manner, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

IV. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to assist in the voting of proxies according to the Voting Guidelines set forth in Section III above. The Proxy Committee may revise these procedures from time to time, as it deems appropriate or necessary to effect the purposes of this Policy and Procedures.

CMA shall use Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS shall provide proxy analysis and record keeping services.

On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in an account advised by CMA. Information on equity holdings for the international portfolio shall be sent weekly.

ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be noted and resolved by ISS.

Whenever a vote is solicited, ISS shall send CMA a request to vote over a secure website. CMA personnel shall check this website daily. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in
Section III. CMA shall promptly provide ISS with any amendments or modifications to the Guidelines. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS

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shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of a client requires another vote or the proposal is a matter on which the Proxy Committee has discretion under Section III.D. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or "Socially Responsible " clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or "Socially Responsible " clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

(1) CMA Managed Funds or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

Item 8. Reserved.

Item 9. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Columbia Floating Rate Advantage Fund
             --------------------------------------

By (Signature and Title)  /s/ Joseph R. Palombo
                          -------------------------
                           Joseph R. Palombo, President


Date  November 7, 2003
     ----------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Joseph R. Palombo
                         --------------------------
                          Joseph R. Palombo, President

Date  November 7, 2003
     ----------------------------------------------

By (Signature and Title)  /s/ J. Kevin Connaughton
                         --------------------------
                          J. Kevin Connaughton, Treasurer

Date  November 7, 2003
     ----------------------------------------------